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                                                                    Exhibit 23.3


The Board of Directors
Max Re Capital Ltd.

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG
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Hamilton, Bermuda
July 24, 2001